SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 6, 2005

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                           87-0678630
  (Commission File No.)                     (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.01 Entry into a Material Definitive Agreement.

     As described under Item 2.01 below, on December 31, 2004, the Registrant and two of its wholly owned subsidiaries, Perfect Line, Inc. ("Perfect Line") and Race Car Simulators, Inc. ("Simulators") (Perfect Line and Simulators are hereinafter referred to as the "Subsidiaries"), entered into an Asset Purchase Agreement pursuant to which it sold thirty four (34) of its race car simulators to Race Car Simulation Corporation ("RCS"), a portfolio company of Dolphin Direct Equity Partners, LP ("Dolphin"). The Agreement also grants RCS an option to purchase an additional ten (10) race car simulators. As a part of that transaction, Registrant and the Subsidiaries entered into a Management Agreement to provide for management and maintenance of the race car simulators. The information regarding the Asset Purchase Agreement and the Management Agreement set forth in Item 2.01 is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On December 31, 2004, the Registrant and the Subsidiaries, entered into an Asset Purchase Agreement (the "Agreement") pursuant to which it sold thirty four
(34) of its race car simulators, and granted an option to purchase an additional ten (10) race car simulators to RCS, a portfolio company of Dolphin. The purchase of the simulators included the lease or revenue share agreement to which the simulators were subject and a license agreement for the software which operates the simulators. The Registrant received an aggregate purchase price of $1,536,600 (the "Purchase Price"), which was paid on the date of the Agreement as follows: (i) $600,000 by cancellation of a Secured Promissory Note, dated November 29, 2004, of the Registrant in favor of Dolphin (the "Secured Note") and (ii) $936,600 in immediately available funds to PL.

     In addition, the Agreement granted RCS an option to purchase an additional ten (10) race car simulators on or before June 30, 2005, for aggregate consideration of $1,320,000. RCS paid a non-refundable deposit of $528,000 toward the purchase price of the race car simulators subject to the option.

     The Registrant and Perfect Line undertook certain obligations and guarantees of the financial return to RCS specified in the Agreement and further guaranteed certain minimum payments on certain of the lease agreements transferred to RCS in connection with the sale of the race car simulators. In addition, the Registrant and Perfect Line entered into a management agreement with RCS pursuant to which Perfect Line will provide the maintenance and related upkeep and enhancement of the race car simulators sold to RCS. The management agreement also provides that the Registrant and Perfect line will assume operational liability in respect of the lease or revenue sharing agreements conveyed to RCS in connection with the sale of the race car simulators.

     The Agreement further provides that the Registrant shall have an option to purchase all of the equity interests in RCS at any time prior to the seventh anniversary of the execution of the Agreement. The purchase price for the RCS shares will be determined, based in part on the performance of RCS and allows the owners of RCS to elect whether to take the purchase price in cash or in freely tradeable shares of Registrant.

     As a part of the Agreement Dolphin was issued a warrant to purchase a total of 5,161,500 of Registrant's common shares at an exercise price of $.10 per common shares. The information regarding the warrant set forth in Item 3.02 below is incorporated herein by reference. The Registrant and Dolphin are not related parties.

     Registrant paid a finder's fee of $84,000 and issued a common stock purchase warrant to purchase 150,000 Registrant common shares to Northeast Securities, Inc, a broker dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers.


Item 3.02  Unregistered Sales of Equity Securities.

     As a part of the Agreement, Registrant issued to Dolphin a warrant to acquire 5,161,500 common shares of Registrant. The exercise price for the warrant shares is $.10 per share and the warrant expires on December 31, 2009. The Warrant contains normal anti-dilution provisions and piggyback registration rights.

     The offer and sale of the common share purchase warrant described above and in Item 2.01 is exempt from the registration requirements of the Securities Act of 1933 under SEC Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act insofar as: (1) the investor was accredited within the meaning of Rule 501(a); (2) pursuant to Rule 506(b)(i), there were no more than 35 non-accredited investors in the offering; (3) no offers or sales under the offering were effected through any general solicitation or general advertising with the meaning of Rule 502(c) and (4) the transfer of the securities in the offering are restricted by the Registrant in accordance with Rule 502(d).

     On December 31, 2004, in three transactions unrelated to those referenced above, the Registrant issued unregistered common shares to three parties in connection with outstanding secured promissory notes. The notes provide for issuance of common shares during the term that the note is outstanding, based on the principal balance of the note owed to each noteholder. The shares were issued to the noteholders as follows: Ropart Asset Management Fund, LLC, 491,791 common shares; Lifestyle Ventures, LLC 103,511 common shares; William R. Donaldson, 117,468 common shares. The shares are not registered.

     The  issuance  of the  common  shares  described  above is exempt  from the registration requirements of the Securities Act of 1933 under SEC Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act insofar as:
(1) the investors were accredited within the meaning of Rule 501(a); (2) pursuant to Rule 506(b)(i), there were no more than 35 non-accredited investors in the offering; (3) no offers or sales under the offering were effected through any general solicitation or general advertising with the meaning of Rule 502(c) and (4) the transfer of the securities in the offering are restricted by the Registrant in accordance with Rule 502(d).

Item 8.01    Other Events and Required FD Disclosure.

         Interactive Motorsports and Entertainment, Corp. issued the press release attached hereto as Exhibit 99.1 on January 6, 2005.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Financial Statements of Business Acquired.

                      Not Applicable

                  (b) Pro Forma Financial Information (unaudited).

                      Not Applicable

                  (c) Exhibits.

10.1 Asset Purchase Agreement dated December 31, 2004 Interactive Motorsports and Entertainment Corporation and its subsidiaries on the one hand and Dolphin Directct Equity Partners, LP and Race Car Simulation Corporation on the other hand.
         .

10.2 Management Agreement dated December 31, 2004 between Dolphin Direct Equity Partners, LP, and Race Car Simulation Corp., on the one hand and Interactive Motorsports and Entertainment Corporation, and its subsidiaries on the other hand.

10.3 Common Stock Purchase Warrant dated December 31, 2004, between Dolphin Direct Equity Partners, LP and Interactive Motorsports and Entertainment Corporation.

99.1 Press Release of Interactive Motorsports and Entertainment, Corp. dated January 6, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  January 6, 2005

                                    INTERACTIVE MOTORSPORTS AND
                                    ENTERTAINMENT CORP.

                           By: /s/ William Donaldson
                                    William Donaldson
                                    Chief Executive Officer